UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 20, 2019

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	501-205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2019, Inuvo, Inc. (“Inuvo”) entered into an Agreement and Plan of Merger Termination Agreement (the “Merger Termination Agreement”) with ConversionPoint Technologies Inc., a Delaware corporation (“ConversionPoint”), ConversionPoint Holdings, Inc., a Delaware corporation (“Holdings”), CPT Merger Sub, Inc., a Delaware corporation, (“CPT Merger Sub”), and CPT Cigar Merger Sub, Inc., a Nevada corporation (“Inuvo Merger Sub”), which, among other things, (1) terminated the Agreement and Plan of Merger, dated November 2, 2018, by and among Inuvo, CPT, Parent, CPT Merger Sub, and Inuvo Merger Sub, as amended (the “Merger Agreement”), pursuant to which Inuvo would have merged with and into Inuvo Merger Sub and become a wholly-owned subsidiary of Parent, and CPT would have merged with and into CPT Merger Sub and become a wholly-owned subsidiary of Parent (the “Mergers”), and (2) terminated each of the Support Agreements that were entered into by certain officers and directors of Inuvo and the parties to the Merger Agreement. The Merger Agreement was terminated as a result of Parent’s inability to fulfill the closing condition of the Mergers that Parent raise $36,000,000 in gross proceeds from an equity, debt, or equity-linked offering of its securities (the “Financing Condition”) and Inuvo is no longer obligated to consummate the Mergers contemplated by the Merger Agreement.

Concurrently with the execution of the Merger Termination Agreement, CPT Investments, LLC, a California limited liability company and an affiliate of CPT (“CPT Investments”), and Inuvo entered into a certain Inuvo Note Termination Agreement (the “Note Termination Agreement”) and agreed to (1) terminate and cancel the 10% Senior Unsecured Subordinated Convertible Promissory Note, dated November 1, 2018, executed by Inuvo in favor of CPT Investments (the “CPTI Note”), which as of June 20, 2019, had $1,063,287.67 in accrued principal and interest outstanding (the “Outstanding Indebtedness”) by July 20, 2019, (2) effective immediately, terminate all conversion rights under the CPTI Note to convert amounts outstanding into shares of Inuvo’s common stock, (3) terminate the Securities Purchase Agreement, dated November 1, 2018, by and between Inuvo and CPTI (the “Securities Purchase Agreement”), and (4) terminate the Registration Rights Agreement, dated November 1, 2018, by and between Inuvo and CPTI (the “Registration Rights Agreement”).

The Merger Termination Agreement provides that the termination fee of $2,800,000 to be paid to Inuvo (the “Termination Fee”) for failure to fulfill the Financing Condition would be satisfied as follows:

(1)
$1,063,287.67 of the Termination Fee (the “Indebtedness Satisfaction Amount”) will be deemed satisfied in consideration of the termination and cancellation of the Outstanding Indebtedness pursuant to the CPTI Note Termination Agreement, contingent upon approval by CPT’s senior lenders, Montage Capital II, L.P. and Partners for Growth IV, L.P. (the “Senior Lenders”) of CPT’s issuance of a replacement note to CPT Investments, and if such approval is not received by July 20, 2019, CPT will wire an amount equal to the Indebtedness Satisfaction Amount to Inuvo in immediately available funds on or prior to July 20, 2019;

(2)
$1,611,712.33 of the Termination Fee (the “ReTargeter Satisfaction Amount”) will be deemed satisfied by either (A) CPT’s transfer of all of the assets related to CPT’s programmatic and RTB advertising solutions business conducted through managed services and a proprietary SaaS solution (the “ReTargeter Business”), free and clear of all liabilities, encumbrances, or liens, to Inuvo (the “ReTargeter Asset Transfer”), or (B) if such transfer is not completed as further described herein, CPT wiring $1,611,712.33 in immediately available to Inuvo on or prior to December 31, 2019; and

(3)	CPT will pay $125,000 to Inuvo on or before September 15, 2019 to be contributed to the settlement of ongoing litigation with respect to the Mergers (the “Litigation Fee”).

Upon the earliest to occur of (1) the receipt of the consent of the Senior Lenders to the ReTargeter Asset Transfer, which CPT shall use its best efforts to obtain, (2) five days following the total satisfaction of CPT’s indebtedness to the Senior Lenders, or (3) December 31, 2019, CPT and Inuvo shall consummate the ReTargeter Asset Transfer, pursuant to the terms and conditions of a customary asset transfer agreement to be entered into between CPT, its subsidiary holding the ReTargeter Business, and Inuvo. The parties agreed that the consideration paid for the assets of the ReTargeter Business shall be the ReTargeter Satisfaction Amount. Further, CPT shall cause SellPoints, Inc., to exclusively license the ReTargeter domain name to Inuvo prior to the ReTargeter Asset Transfer, pursuant to a separate license agreement to be entered into between Inuvo and SellPoints, Inc.

If CPT pays the Litigation Fee on a timely basis, Inuvo will either (1) pay its obligations under a confidential settlement agreement that it entered into on June 20, 2019 resolving certain outstanding litigation related to the Mergers no later than September 30, 2019, or (2) elect not to pay any amounts to settle outstanding litigation claims and indemnify, defend, and hold harmless CPT and its related entities from and against litigation claims related to the Mergers.

Under the Merger Termination Agreement, CPT and Inuvo agreed to mutually release all claims that each party had against the other, as well as certain affiliated entities of each. Inuvo, however, will be able to pursue any claims against CPT and its affiliates for breaches of the Merger Termination Agreement.

The foregoing description of the Merger Termination Agreement, the Note Termination Agreement, and the transactions described therein is not complete and is qualified in its entirety by reference to the Merger Termination Agreement and the Note Termination Agreement, which are incorporated by reference as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K.
ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 1.01 is incorporated herein by reference.
ITEM 7.01    REGULATION FD DISCLOSURE

On June 21, 2019, Inuvo issued a press release announcing the Merger Termination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K and accompanying Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

2.1
Agreement and Plan of Merger Termination Agreement, dated June 20, 2019, by and among ConversionPoint Technologies Inc., ConversionPoint Holdings, Inc., CPT Merger Sub, Inc., Inuvo, Inc., and CPT Cigar Merger Sub, Inc.

2.2	Inuvo Note Termination Agreement, dated June 20, 2019, by and between CPT Investments, LLC and Inuvo, Inc.

99.1     Press Release dated June 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: June 21, 2019	By:	/s/ John B. Pisaris
John B. Pisaris, General Counsel

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